UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2023

Endo International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None (1)	None (1)	None (1)

(1)

On August 26, 2022, Endo International plc’s ordinary shares, which previously traded on the Nasdaq Global Select Market under the symbol ENDP, began trading exclusively on the over-the-counter market under the symbol ENDPQ. On September 14, 2022, Nasdaq filed a Form 25-NSE with the United States Securities and Exchange Commission and Endo International plc’s ordinary shares were subsequently delisted from the Nasdaq Global Select Market. On December 13, 2022, Endo International plc’s ordinary shares were deregistered under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On November 6, 2023, Endo International plc (the “Company,” “Endo,” or “we”) issued an earnings release announcing its financial results for the three and nine months ended September 30, 2023 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company utilizes certain financial measures that are not prescribed by or prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The Company utilizes these financial measures, commonly referred to as “non-GAAP,” as supplements to financial measures determined in accordance with GAAP when evaluating the Company’s operating performance and the Company believes that they will be used by certain investors to measure the Company’s operating results. The Company believes that presenting these non-GAAP financial measures provides useful information about the Company’s performance across reporting periods on a consistent basis by excluding certain items, which may be favorable or unfavorable, pursuant to the procedure described in the succeeding paragraph.

The initial identification and review of the adjustments necessary to arrive at these non-GAAP financial measures are performed by a team of finance professionals that include the Chief Accounting Officer and segment finance leaders in accordance with the Company’s Adjusted Income Statement Policy, which is reviewed and approved annually by the Audit & Finance Committee of the Company’s Board of Directors. Company tax professionals review and determine the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments as described below. Proposed adjustments, along with any items considered but excluded, are presented to the Chief Accounting Officer, Chief Executive Officer and/or the Chief Financial Officer for their consideration. In turn, the non-GAAP adjustments are presented to the Audit & Finance Committee on a quarterly basis as part of the Company’s standard procedures for preparation and review of the earnings release and other quarterly materials.

These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of these non-GAAP financial measures may differ from similarly titled measures used by others. The definitions of the most commonly used non-GAAP financial measures are presented below.

Adjusted income from continuing operations

Adjusted income from continuing operations represents Loss from continuing operations prepared in accordance with GAAP and adjusted for certain items. Adjustments to GAAP amounts may include, but are not limited to, acquisition-related and integration items, including transaction costs and changes in the fair value of contingent consideration; cost reduction and integration-related initiatives such as separation benefits, continuity payments, other exit costs and certain costs associated with integrating an acquired company’s operations; certain amounts related to strategic review initiatives; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; litigation-related and other contingent matters; certain legal costs; gains or losses from early termination of debt; debt modification costs; gains or losses from the sales of businesses and other assets; foreign currency gains or losses on intercompany financing arrangements; reorganization items, net; the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments; and certain other items.

Adjusted diluted net income per share from continuing operations and Adjusted diluted weighted average shares

Adjusted diluted net income per share from continuing operations represents Adjusted income from continuing operations divided by the number of Adjusted diluted weighted average shares.

Both GAAP and non-GAAP diluted Net income (loss) per share data is computed based on weighted average shares outstanding and, if there is net income from continuing operations (rather than net loss) during the period, the dilutive impact of share equivalents outstanding during the period. Diluted weighted average shares outstanding and Adjusted diluted weighted average shares outstanding are calculated on the same basis except for the net income or loss figure used in determining whether to include such dilutive impact.

Adjusted gross margin

Adjusted gross margin represents total revenues less cost of revenues prepared in accordance with GAAP and adjusted for the items enumerated above under the heading “Adjusted income from continuing operations,” to the extent such items relate to cost of revenues. Such items may include, but are not limited to, cost reduction and integration-related initiatives such as separation benefits, continuity payments, other exit costs and certain costs associated with integrating an acquired company’s operations; certain amounts related to strategic review initiatives; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; and certain other items.

Adjusted operating expenses

Adjusted operating expenses represent operating expenses prepared in accordance with GAAP and adjusted for the items enumerated above under the heading “Adjusted income from continuing operations,” to the extent such items relate to operating expenses. Such items may include, but are not limited to, acquisition-related and integration items, including transaction costs and changes in the fair value of contingent consideration; cost reduction and integration-related initiatives such as separation benefits, continuity payments, other exit costs and certain costs associated with integrating an acquired company’s operations; certain amounts related to strategic review initiatives; asset impairment charges; amortization of intangible assets; inventory step-up recorded as part of our acquisitions; litigation-related and other contingent matters; certain legal costs; debt modification costs; and certain other items.

Adjusted interest expense

Adjusted interest expense represents interest expense, net, prepared in accordance with GAAP, adjusted for certain non-cash interest expense.

Adjusted income taxes and Adjusted effective tax rate

Adjusted income taxes are calculated by tax effecting adjusted pre-tax income and permanent book-tax differences at the applicable effective tax rate that will be determined by reference to statutory tax rates in the relevant jurisdictions in which the Company operates. Adjusted income taxes include current and deferred income tax expense commensurate with the non-GAAP measure of profitability. Adjustments are then made for certain items relating to prior years and for tax planning actions that are expected to be distortive to the underlying effective tax rate and trend in the effective tax rate. The most directly comparable GAAP financial measure for Adjusted income taxes is Income tax expense, prepared in accordance with GAAP. The Adjusted effective tax rate represents the rate generated when dividing Adjusted income taxes by the amount of adjusted pre-tax income.

EBITDA and Adjusted EBITDA

EBITDA represents Net income (loss) before Interest expense, net; Income tax expense; Depreciation; and Amortization, each prepared in accordance with GAAP. Adjusted EBITDA further adjusts EBITDA by excluding other (income) expense, net; share-based compensation; acquisition-related and integration items, including transaction costs and changes in the fair value of contingent consideration; cost reduction and integration-related initiatives such as separation benefits, continuity payments, other exit costs and certain costs associated with integrating an acquired company’s operations; certain amounts related to strategic review initiatives; asset impairment charges; inventory step-up recorded as part of our acquisitions; litigation-related and other contingent matters; certain legal costs; debt modification costs; reorganization items, net; discontinued operations, net of tax; and certain other items.

The Company’s Adjusted income from continuing operations, Adjusted diluted net income per share from continuing operations, Adjusted operating expenses and Adjusted EBITDA exclude opioid-related legal expenses. The Company believes that such costs are not indicative of business performance and that excluding them more accurately reflects the Company’s results and better enables management to compare financial results between periods.

Because adjusted financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, the Company strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Investors are also encouraged to review the reconciliation of the non-GAAP financial measures used in the Earnings Release to their most directly comparable GAAP financial measures as included in the Earnings Release. However, the Company does not provide reconciliations of projected non-GAAP financial measures to GAAP financial measures, nor does it provide comparable projected GAAP financial measures for such projected non-GAAP financial measures. The Company is unable to provide such reconciliations without unreasonable efforts due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for asset impairments, contingent consideration adjustments, legal settlements, gains or losses on extinguishment of debt, adjustments to inventory and other charges reflected in the reconciliation of historic numbers, the amount of which could be significant.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated into any registration statement or other document filed by the Registrant with the U.S. Securities and Exchange Commission under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

Prior to the date hereof, the Company delivered an updated Long Term Plan, including a presentation furnished as Exhibit 99.2 hereto, prepared by management of the Company (the “Management Presentation”) to certain debtholders pursuant to a confidentiality agreement (the “NDA”) entered into by the Company. Pursuant to the NDA, the Company agreed to publicly disclose certain information, including the Management Presentation, upon the occurrence of certain events as set forth in the NDA, including the termination of the NDA, which termination occurred on November 6, 2023.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties may affect the Company’s ability to enter into a sale transaction and could impact the outcome of the Company’s voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (collectively, the “Chapter 11 Filings”). Holders of the Company’s equity securities will likely be entitled to little or no recovery on their investment following the Chapter 11 Filings, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Filings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the Company’s financial results, Long Term Plan and any other statements that refer to the Company’s expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect the Company’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the outcome of the Company’s contingency planning and restructuring activities; the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in chapter 11 proceedings; the Company’s ability to discharge claims in chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the restructuring support agreement and any other arrangement with lenders or creditors while in chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during chapter 11 proceedings; adverse litigation; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an asset sale of the Company’s businesses pursuant to Section 363 of the Bankruptcy Code; the impact of competition, including the loss of exclusivity and generic competition; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights; the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for products; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by the Company, as well as the Company’s public periodic filings with the U.S. Securities and Exchange Commission and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the U.S. Securities and Exchange Commission. Copies of the Company’s press releases and additional information about the Company are available at www.endo.com or you can contact the Company’s Investor Relations Department at relations.investor@endo.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

99.2	Long Term Plan Update

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Date:	November 6, 2023